Subsequent Events	6 Months Ended
Jun. 30, 2026
Subsequent Events [Abstract]
Subsequent events

21. Subsequent events

The following subsequent events were evaluated on September 15, 2026, the date the financial statements were issued. Except as set forth below, there were no events that occurred subsequent to June 30, 2026 that require adjustment to or disclosure in the unaudited consolidated financial statements.

In July and August 2026, the Company fully repaid all short-term loans with banks of RMB23.0 million outstanding as of June 30, 2026. In August 2026, the Company entered into two short-term loan agreements with a bank, both guaranteed by Mr. Jianping Kong, Mr. Qifeng Sun and two subsidiaries of the Company, to borrow a total amount of RMB15.0 million to fund the Company’s working capital. The maximum liability of the guarantee provided by the two subsidiaries of the Company was RMB18.0 million in total. The borrowings bear an annual interest rate of 3.5% with maturity date of August 20, 2027.

From July to September 2026, the Company borrowed RMB1.1 million in total from Zhejiang Shaoxing Ruifeng Rural Commercial Bank Co., Ltd under the credit line pledged by the land use right and property, plant and equipment of the Company as described in Note 13. The additional borrowings bear an annual interest rate of 5.4% with repayment date on July 25, 2030.

From July 1, 2026 through the date immediately preceding the issuance of these financial statements, the Company repurchased a total of 183,997 Class A ordinary shares and paid consideration in total of US$0.4 million pursuant to the Repurchase Program.